Tax situation	12 Months Ended
Dec. 31, 2023
Tax situation
Tax situation

19.   Tax situation

(a)	Current tax regime -

The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime. By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-	A corporate income tax rate of 29.5% is set.
-

A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits. The rate applicable to dividends will be considered considering the year in which the results or profits that form part of the distribution have been obtained. The rate will be considered according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-	It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

Through Law No. 31962, published on December 19, 2023, changes have been established in the Tax Code that increased the monthly interest rate applicable to returns of improper or excess payments from 0.42% to 0.9%, in force for periods starting January 01, 2024. Moreover, the law establishes that fines will be updated by the legal interest rate set by the Central Bank of Perú (BCR by its acronym in Spanish) and will be applied from the date on which the Tax Authority requires the fine payment from the debtor.

(b)	Years open to tax review -

During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group. The Income Tax and Value Added Tax (VAT) returns for the following years are open to review by the Tax Authorities:

Years open to review by the
Entity	Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2022 and 2023
Compañía Minera Condesa S.A.	2018,2019,2021-2023
Compañía Minera Colquirrumi S.A.	2018-2023
Consorcio Energético de Huancavelica S.A.	2018-2023
El Molle Verde S.A.C.	2018-2023
Empresa de Generación Huanza S.A.	2018,2019,2021-2023
Inversiones Colquijirca S.A.	2018-2023
Minera La Zanja S.R.L.	2019,2020-2022,2023
Sociedad Minera El Brocal S.A.A.	2018-2023
S.M.R.L. Chaupiloma Dos de Cajamarca	2018-2023
Procesadora Industrial Río Seco S. A.	2018,2019,2022,2023
Apu Coropuna S.R.L.	2018-2023
Cerro Hablador S. A. C.	2018-2023
Minera Azola S. R. L.	2018-2023

As of the date of issuance of these consolidated financial statements, Buenaventura is being audited by the Tax Administration for income tax for the taxable year of 2019 and 2020, and in March 2024 has initiated the audit of the income tax for the taxable year 2021.

Furthermore, the tax administration has initiated the audit of the income tax for the taxable year 2021 of the subsidiary El Brocal S.A.A. Similarly, it is reviewing the income tax of Consorcio Energético Huancavelica for the taxable year 2017 and Río Seco for the taxable year 2021.

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined. In the opinion of Management and its legal advisors, any possible additional payment of taxes in the entities mentioned before would not have a material effect on the consolidated financial statements as of December 31, 2023 and 2022.

The open tax process of the Group and its associates are described in note 31(d).

(c)	Tax-loss carryforwards -

As of December 31, 2023 and 2022, the tax-loss carryforward determined by the Group amounts to approximately S/3,425,297,000 and S/3,285,065,000, respectively (equivalent to US$922,515,000 and US$883,573,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses against future net taxable income subject to an annual cap equivalent to 50% of net taxable income.

The Group recognized a deferred income tax asset related to the tax-loss carryforward of those entities where it is probable that a carryforward can be used to offset future taxable profits. See note 31.

(d)Transfer pricing –

For purposes of determining its income tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. The tax administration can request this information based on analysis of the Group’s operations. The Group’s management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 31, 2023 and 2022.

Sociedad Minera Cerro Verde S.A.A.
Tax situation
Tax situation

13.   Tax situation

(a)    On February 13, 1998, the Company signed an Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law (the 1998 Stability Agreement). Upon approval of the 1998 Stability Agreement, the Company was subject to the tax, administrative and exchange regulations in force on May 6, 1996, for a period of 15 years, beginning January 1, 1999, and ending December 31, 2013.

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force on July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)

Under its current 15-year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%. As of December 31, 2023, the Company recorded income tax benefits, which it expects to use to offset future income tax provisions or receive as a refund from SUNAT, totaling US$18.3 million (US$16.6 million as of December 31, 2022) (see Note 6 (b)).

For the year ended December 31, 2023, the Company recognized current income tax expense of US$582.4 million (including US$48.7 million of mining royalties, US$47.4 million for special mining, and US$7.5 million for the SRF), and a deferred income tax credit of US$30.6 million, resulting in a total income tax expense of US$551.8 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2022, the Company recognized current income tax expense of US$445.1 million (including US$44.2 million for special mining tax, US$44.1 million of mining royalties and US$6.4 million for the SRF), and a deferred income tax expense of US$63.4 million, resulting in a total income tax expense of US$508.5 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2021, the Company recognized current income tax expense of US$704.5 million (including US$74.6 million of mining royalties, US$70.3 million for special mining tax, and US$8.8 million for the SRF), and a deferred income tax expense of US$31.2 million, resulting in a total income tax expense of US$735.7 million that has been included in the statements of comprehensive income.

(c)   SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2017 through 2022 are open to examination by the tax authorities. To date, SUNAT has concluded its review of the Company’s income tax through the year 2016 and the Company is in the claim and/or appeal process for the years 2003 through 2016.

As a result of the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)   Royalties and special mining taxes –

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. Prior to January 1, 2014, the Company determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production base under its current 15-year tax stability agreement, which became effective January 1, 2014. The amount paid for the mining royalty is the greater of a progressive rate of the quarterly operating income or 1% of quarterly sales.

SUNAT assessed mining royalties on materials processed by the Company´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. The Company contested each of these assessments because it considers that its 1998 Stability Agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as the Company began paying royalties on all of its production in January 2014 under its new 15-year stability agreement.

Since 2017, the Company has recognized the related expense for the royalty and special mining tax assessments for the period December 2006 through the year 2013. Since 2014, the Company has made total payments of S/2.9 billion (US$791.9 million based on the date of payment exchange rate) for the disputed assessments for the period from December 2006 through December 2013 under installment payment programs granted through scheduled monthly installments, which were paid in advance in August 2021.

In February 2020, Freeport filed, on its own behalf and on behalf of the Company, international arbitration proceedings against the Peruvian government under the United States-Peru Trade Promotion Agreement. The hearing on the merits was held in May 2023 and the final closing argument took place on July 15, 2023. In April 2020, Sumitomo filed parallel international arbitration proceedings against the Peruvian government under the Netherlands-Peru Bilateral Investment Treaty. The hearing on the merits was held in February 2023.

(e)   Other assessments received from SUNAT -

The Company has also received assessments from SUNAT for additional taxes (other than the mining royalty and special mining tax explained in Note 13(d) above), including penalties and interest. The Company has filed objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Fiscal year	Taxes	Penalty and Interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,162	38,870	47,032
2006	10,844	51,963	62,807
2007	11,579	22,102	33,681
2008	16,906	16,923	33,829
2009	56,039	51,680	107,719
2010	53,566	126,406	179,972
2011	40,940	70,065	111,005
2012	869	7,326	8,195
2013	48,622	71,620	120,242
2014	5,344	706	6,050
2015	3,001	23,816	26,817
2016	61,875	3,360	65,235
2017	5,043	3,078	8,121
2018	4,666	4,250	8,916
2019 - 2022	499	172	671

	327,955	492,337	820,292

As of December 31, 2023, the Company has paid US$819.2 million on these disputed tax assessments. A reserve has been applied against these payments totaling US$545.2 million, resulting in a net receivable of US$274.0 million (US$333.3 million as of December 31, 2022) which the Company believes is collectible and is included in “Other non-financial assets, non-current” (see Note 6(a)) in the statements of financial position for these disputed tax assessments.

(f)   Payments on account of income tax

The Supreme Court, by means of Cassation rulings, has declared unfounded the Company’s request to not apply interest and penalties for omissions to payments on account after the presentation of the annual Income Tax return for the cases of 2005 and 2007. As a result, the Company has recognized the financial impact through 2015 related to penalties, interest on penalties and interest (see Note 17(a) and Note 18(a)). Despite this, in May 2023, the Company filed an amparo proceeding against the Cassation rulings for the 2005 case and in July 2023 for the 2007 case.

(g)   The Company recognizes the effect of temporary differences between the accounting basis for financial reporting purposes and the tax basis, reconciles income tax expense to the income tax rate and discloses the components of income tax expense. A summary of temporary differences is as follows:

Temporary differences-

	December 31, 2023	December 31, 2022	December 31, 2021
	US$(000)	US$(000)	US$(000)

Deferred Income tax
Assets
Cost of net asset for the construction of the tailing dam	193,378	163,975	139,635
Provision for remediation and mine closure	29,762	25,348	22,620
Unpaid vacations	9,031	10,031	10,078
Provision for mining taxes	4,335	5,200	11,604
Leases	3,007	1,867	709
Other provisions	11,282	10,752	10,647
	250,795	217,173	195,293
Liabilities
Property, plant and equipment depreciation	537,588	557,626	529,124
Stripping activity asset	126,744	80,569	59,673
Valuation of inventories	29,831	28,386	24,960
Embedded derivatives for price adjustment of copper concentrate and cathode	10,822	34,904	3,865
Debt issuance costs	547	763	28
	705,532	702,248	617,650
Net deferred liabilities	454,737	485,075	422,357
Supplementary retirement fund
Deferred liability	5,414	5,716	4,965

Total deferred income tax liability	460,151	490,791	427,322

Reconciliation of the income tax rate -

For the years ended December 31, 2023, 2022 and 2021, the recorded income tax expense differs from the result of applying the legal rate to the Company’s profit before income tax, as detailed below:

	2023	2022	2021
	US$(000)	US$(000)	US$(000)

Profit before income tax	1,330,762	1,433,900	1,927,177
Income tax rate	32%	32%	32%
Expected income tax expense	425,844	458,848	616,697
Special mining tax and mining royalties	(32,182)	(31,188)	(46,366)
Gain for uncertainty about treatments of income taxes	(1,617)	(19,667)	(14,379)
Non - deductible expenses	12,744	13,608	14,609
Income tax true – ups	1,267	(11,831)	6,345
Penalties and moratorium interest	40,769	(741)	1,019
Income tax rate change effect on deferred taxes for the change in Peruvian tax law once the current Stability Contract expires	208	1,117	840
Other	1,518	3,055	2,830
Current and deferred income tax	448,551	413,201	581,595
Mining taxes	96,082	88,224	144,895
Supplementary retirement fund	7,165	7,122	9,213

	551,798	508,547	735,703

Effective income tax	41.46%	35.47%	38.18%

Income tax -

The income tax expense for the years ended December 31, 2023, 2022 and 2021, is shown below:

	2023	2022	2021
	US$(000)	US$(000)	US$(000)

Income tax
Current	582,438	445,078	704,454
Deferred	(30,640)	63,649	31,249
	551,798	508,547	735,703
Mining taxes
Current mining royalty and special mining tax	96,082	88,224	144,895

Supplementary retirement fund
Current	7,467	6,371	8,828
Deferred	(302)	751	385
	7,165	7,122	9,213

Income tax expense reported in the statements of comprehensive income	551,798	508,547	735,703